RESPONSE DUE DECEMBER 31, 1995

                               November 21, 1995

                        PERSONAL AND HIGHLY CONFIDENTIAL
                        --------------------------------


                 Potential Fiscal 1996 Bonus Plan Participants


                 DEFERRAL OF POTENTIAL FISCAL 1996 BONUS AWARD
                 ---------------------------------------------


The Deferred Compensation Plan for Key Employees gives you the opportunity to defer all or a portion of your annual cash bonus, subject to the approval of the Human Resources Committee of the Board of Directors. In general, deferring compensation has the advantage of postponing payment of tax and of allowing any earnings on the deferred amount to accumulate free of tax until distributed. To protect the tax status of the 1996 bonus deferral program, YOU MUST:

     DECIDE NOW whether to defer all or part of any 1996 annual cash bonus you might receive, and PROMPTLY RETURN THE ENCLOSED ELECTION FORM. IF YOUR ELECTION FORM IS NOT RECEIVED BY DECEMBER 31, 1995, YOU WILL NOT BE ABLE TO DEFER ANY 1996 ANNUAL BONUS AWARD.

DEFERRAL OPTIONS FOR 1996:
--------------------------

You may choose from three deferral accounts:

     Equity Option, which features a 25% COMPANY MATCH (note: match may not be offered every year);

     Short-Term Variable Interest Option (payable in January, 1997); Variable Interest Option.

SPECIAL REMINDERS:
------------------

In making your election, please refer to the enclosed 1988 Incentive Stock Plan Prospectus and The Deferred Compensation Plan for Key Employees, Amended November 6, 1995 (Attachment 3). Also refer to Attachment 1, Factors to Consider. You should keep in mind that YOUR ELECTION TO DEFER MAY NOT BE
                                        ---------------------------------

CHANGED.
--------


You will once again be given the opportunity to transfer your deferrals (other than the match) between the Equity and Variable Interest accounts. More information will be sent to Participants next year.

PLEASE RETURN ONE COPY OF THE 1996 BONUS DEFERRAL ELECTION FORM, ATTACHMENT 2, BY DECEMBER 31, 1995 WHETHER OR NOT YOU REQUEST A DEFERRAL. A duplicate form is
                     --------------------------------------

enclosed for your records. If you request a deferral, it will be considered for 1996 annual bonus awards only. AS WITH ALL CORRESPONDENCE INVOLVING EXECUTIVE COMPENSATION, PLEASE TREAT THIS MATERIAL WITH THE UTMOST CONFIDENTIALITY.

If you have any questions, please feel free to call me at extension 1918.


Pam  Brennan - 1A
Corporate Compensation

Enclosures



                          1996 BONUS DEFERRAL ELECTION

November 21, 1995                                           Attachment 2


Please submit my request as follows with respect to any 1996 annual cash bonus which may be awarded to me by Ralston Purina Company or its affiliates:

CHECK ONE BOX BELOW:

NO DEFERRAL              (Check here if you do not wish to defer any portion of
any 1996 annual bonus.   Ignore items 1) and 2) and proceed to bottom section.)

DEFERRAL                 (Check here if you wish to defer any portion of any
1996 annual bonus.       Complete items 1) and 2) and the bottom section.)

1)   FILL IN ONE BLANK ONLY:

     Defer           %  OR
           ----------


     Defer all up to $            OR
                      ----------


     Defer all in excess of $
                             ----------

2)   PLEASE ALLOCATE THE AMOUNT INDICATED IN ITEM 1) ABOVE TO THE FOLLOWING
ACCOUNTS:

     [100% may go to any account or may be divided among them.]

          %To the EQUITY ACCOUNT...25% Company Matched
     -----


          %To the SHORT-TERM VARIABLE INTEREST ACCOUNT (Payable in January 1997)
     -----


          %To the (LONG-TERM) VARIABLE INTEREST ACCOUNT
     -----

       100%TOTAL
     =====

I understand that any decision regarding any 1996 annual bonus that may be paid to me or deferred for future payment is at the discretion of Management and the Human Resources Committee. I FURTHER UNDERSTAND THAT AN ELECTION TO DEFER, ONCE MADE, IS IRREVOCABLE.

Social Security Number
                                                 Signature

Today's Date                                                               Name
(Type or Print)

Division
                                                 Department Location

Home Street Address
                                                 City, State  Zip

              RETURN TO CORPORATE COMPENSATION - 1A, ST. LOUIS  MO
                        NO LATER THAN DECEMBER 31, 1995



November 21, 1995                                               Attachment 1

                              FACTORS TO CONSIDER

Equity Match:
------------

  Deferrals to the Equity Option will receive a 25% COMPANY MATCH FOR 1996 The company match will not be offered every year
  Company match vests 5 years after deferral
  Upon retirement (age 55 or older), non-vested company match deferrals will
                                     ----------

  vest 20% for each full year deferred

Transfers:
---------

  Available on amounts deferred for at least 1 year
  Limited to transfers between Equity and (Long-Term) Variable Interest
  Accounts
  Does not apply to the Fixed Benefit Option or Company Matching Deferral
  Accounts
  Can be made once a year

Under present Federal and state income tax laws, you will not be taxed on any deferral amounts until you actually receive payments of cash or delivery of stock at which time amounts received would be taxed as ordinary income in the year received. If you are subject to the income tax laws of a foreign country, you should consult your personal tax advisor regarding the proper tax treatment. Tax legislation removed the limit on wages which are subject to the Medicare Hospital Insurance (HI) Tax of 1.45% (a component of FICA). Since deferred compensation is subject to the HI Tax, THE HI TAX ATTRIBUTABLE TO ANY BONUS YOU MIGHT DEFER WILL BE WITHHELD FROM YOUR DECEMBER 1996 PAYCHECK, along with the HI Tax attributable to your nondeferred compensation received in December.

The Administrative Retirement plan definition of "final average earnings" includes deferred compensation. Therefore, under the terms of that plan, your pension will be calculated to include deferred bonuses.

If you are a participant in the Savings Investment Plan ("SIP"), any bonus deferred into the Equity or Variable Interest Options will not be included in
                                                           ---

your compensation for purposes of computing your SIP contribution or the Company matching contribution. PLEASE NOTE, HOWEVER, that SIP contributions and Company matching contributions ARE DEDUCTED from the Short-Term Variable Interest CASH PAYMENT MADE IN JANUARY to employed participants.

In evaluating the Equity Option, consider the Company match and the length of time your investment in stock equivalents subjects your deferral to market risks. Also consider long-range economic and political conditions, the prospects of the business underlying the stock, and whether the Company will be willing and able to declare and pay dividends to create dividend equivalents.

The Variable Interest Option will credit interest equivalents on your deferred amounts annually based on the average of the daily close of business prime rates. These equivalents may vary substantially from year to year depending on changes in interest rates. The average prime rates established by Morgan Guaranty Trust Company of New York during recent calendar years were:
     1992 = 6.250%
     1993 = 5.899%
     1994 = 7.041%
     1995 = 8.847% year to date
Historical rates may or may not be indicative of future rates.

Benefits under The Deferred Compensation Plan for Key Employees are unfunded.
In considering the options, you should note that your right to receive distributions from the Plan is that of a general creditor of Ralston Purina Company. The Company has set aside funds in a grantor trust to help it meet its benefit obligations under this Plan and certain other plans. If the Company fails to meet its funding commitments to the trust, an event not presently anticipated to occur, employees will, unless they elect otherwise, be entitled to be paid by the Company the present value of all amounts deferred under the Plan at that time. This provision in no way is intended to alter the status of this Plan as an unfunded plan of deferred compensation.

Consider your deferral participation carefully and consult your personal advisor if you have any questions. Please refer to the enclosed 1988 Incentive Stock Plan Prospectus and The Deferred Compensation Plan for Key Employees, Amended November 6, 1995 for more details. YOUR ELECTION TO DEFER MAY NOT BE CHANGED